Exhibit 99.3

CASE NAME:

LPI Financial Services, Inc.

CASE NUMBER:

15-40289 (Jointly Administered)

UNITED STATES BANKRUPTCY COURT

NORTHERN AND EASTERN DISTRICTS

DALLAS AND TYLER DIVISONS

FOR POST CONFIRMATION USE

QUARTERLY OPERATING REPORT

AND

QUARTERLY BANK RECONCILEMENT

In accordance with Title 28, Section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Post Confirmation Quarterly Operating Report, and the Post Confirmation Quarterly Bank Reconcilement and, to the best of my knowledge, these documents are true, correct and complete. Declaration of the preparer (other than responsible party), is based on all information of which preparer has any knowledge.

RESPONSIBLE PARTY:

Original Signature of Responsible Party	/s/ H. Thomas Moran II

Printed Name of Responsible Party	H. Thomas Moran II

Title	Trustee

Date	1/20/2017

PREPARER:

Original Signature of Preparer	/s/ Bonnie Stripling

Printed Name of Preparer	Bonnie Stripling

Title	Accountant

Date	1/20/2017

POST CONFIRMATION

QUARTERLY OPERATING REPORT

CASE NAME:

LPI Financial Services, Inc.

CASE NUMBER:

15-40289 (Jointly Administered)

QUARTER ENDING: December 31, 2016

1	BEGINNING OF QUARTER CASH BALANCE:		$565,752.81

	CASH RECEIPTS:
	CASH RECEIPTS DURING CURRENT QUARTER:
	(a). Cash receipts from business operations	+	$651,384.95	[1]
	(b). Cash receipts from loan proceeds	+
	(c). Cash receipts from contributed capital	+
	(d). Cash receipts from tax refunds	+
	(e). Cash receipts from other sources	+	$345.12	[2]
2	TOTAL CASH RECEIPTS	=	$651,730.07	[4]

	CASH DISBURSEMENTS:
	(A). PAYMENTS MADE UNDER THE PLAN:
	(I). Administrative	+
	(2). Secured Creditors	+
	(3). Priority Creditors	+
	(4). Unsecured Creditors	+
	(5). Additional Plan Payments	+	$890,122.09	[3]
	(B). OTHER PAYMENTS MADE THIS QUARTER:
	(1). General Business	+	$1,959.15
	(2). Other Disbursements	+	$325,340.14	[1]
3	TOTAL DISBURSEMENTS THIS QUARTER		$1,217,421.38	[4]
4	CASH BALANCE END OF QUARTER	=	$61.50

[1]	Includes $325,340.14 position holder receipts forwarded to escrow accounts.
[2]	Cash transferred from LPI checking account.
[3]	Cash contributed to Position Holder Trust.
[4]	Cash Receipts & Disbursements do not include amounts deposited directly to or disbursed from Life Partners Position Holder Trust accounts. See attached Supplement to Post Confirmation Quarterly Operating Report & Bank Reconcilement for receipts and disbursements from the Position Holder Trust accounts.

POST CONFIRMATION

QUARTERLY BANK RECONCILEMENT

CASE NAME:

LPI Financial Services, Inc.

CASE NUMBER:

15-40289 (Jointly Administered)

The reorganized debtor must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposits, governmental obligations, etc. Accounts'with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets for each bank reconcilement if necessary.

QUARTER ENDING: December 31, 2016

	Bank Reconciliations	Account #1	Account #2	Account #3	Account #4
A.	Bank	Bank of Texas				TOTAL
B.	Account Number	4069
C.	Purpose (Type)	Checking
1	Balance Per Bank Statement	$2,361.14					$2,361.14
2	Add: Total Deposits Not Credited					+	$0.00
3	Subtract: Outstanding Checks	$2,299.64					$2,299.64
4	Other Reconciling Items						$0.00
5	Month End Balance Per Books	$61.50				=	$61.50
6	Number of Last Check Written	1166
7	Cash: Currency on Hand					+	$0.00
8	Total Cash - End Of Month					=	$61.50

CASH IN:

INVESTMENT ACCOUNTS

		Date of	Type of
	Bank, Account Name & Number	Purchase	Instrument	Value
9				+
10				+
11				+
12				+
13	Total Cash Investments			=	$0.00
14	TOTAL CASH	LINE 8 - PLUS LINE 13 = LINE 14 ****			$61.50
****

**** Must tie to Line 4, Quarterly Operating Report

SUPPLEMENT TO POST CONFIRMATION

QUARTERLY OPERATING REPORT & BANK RECONCILEMENT

CASE NAME:

LPI Financial Services, Inc.

CASE NUMBER:

15-40289 (Jointly Administered)

Receipts and Disbursements of Life Partners Position Holder Trust	For Informational Purposes Only

QUARTER ENDING: December 31, 2016

1	BEGINNING OF QUARTER CASH BALANCE:		$0.00

	CASH RECEIPTS:
	CASH RECEIPTS DURING CURRENT QUARTER:
	(a). Cash receipts from business operations	+	$2,087,552.65
	(b). Cash receipts from loan proceeds	+	$55,000,000.00
	(c). Cash receipts from contributed capital	+	$1,425,876.49	[1]
	(d). Cash receipts from escrow accounts:
	Premiums Collection Acct #2016*	+	$5,561.35
	Premium Escrow Account FHPREA #0027*	+	$9,031,980.94
	Maturities Account MEA #0019*	+	$36,422,599.96
	All ATLES Accounts	+	$156,139,199.96
	(e). Cash receipts from other sources:
	Sale of Servicing Rights	+	$4,000,000.00
	Sale of Assets to Vida	+	$60,000.00
2	TOTAL CASH RECEIPTS	=	$264,172,771.35

	CASH DISBURSEMENTS:
	(A). PAYMENTS MADE UNDER THE PLAN:
	(I). Administrative:
	Payments to Bankruptcy Professionals	+	$15,138,836.96
	Other Administrative Claims	+	$735,000.00
	(2). Secured Creditors	+	$0.00
	(3). Priority Creditors:
	Maturity Funds Paid to Position Holders	+	$124,886,459.85	[4]
	Interest on Maturity Funds Loan	+	$1,965,116.54
	(4). Unsecured Creditors	+	$0.00
	(5). Additional Plan Payments:
	DIP Loan Repayment	+	$10,157,777.77
	Creditors' Trust Funding	+	$2,000,000.00
	Unused Credit Line Fee	+	$100,000.00
	(B). OTHER PAYMENTS MADE THIS QUARTER:
	(1). General Business	+	$11,666.69
	(2). Other Disbursements	+	$441,854.00	[3]
3	TOTAL DISBURSEMENTS THIS QUARTER	=	$155,436,711.81
4	CASH BALANCE END OF QUARTER	=	$108,736,059.54	[5]

		Account #1	Account #2	Account #3	Account #4	Account #5	Account #6
A.	Bank	Bank of Texas	Bank of Texas	Bank of Texas	Bank of Texas	Bank of Texas	Bank of Texas	TOTAL
B.	Account Number	6025	6091	6498	9012*	9020*	9038*
C.	Purpose (Type)	Checking	Checking	Checking	Escrow	Escrow	Escrow
	BANK RECONCILIATION
1	Balance Per Bank Statement	$23,927,246.73	$27,063,956.06	$0.00	$27,507,985.02	$25,776,263.36	$26,238,641.86		$130,514,093.03
2	Add: Total Deposits Not Credited			$39.22				+	$39.22
3	Subtract: Outstanding Checks		$21,779,601.69						$21,779,601.69
4	Other Reconciling Items								$0.00
5	Month End Balance Per Books	$23,927,246.73	$5,284,354.37	$39.22	$27,507,985.02	$25,776,263.36	$26,238,641.86	=	$108,734,530.56
6	Number of Last Check Written	n/a	2047	n/a	n/a	n/a	n/a
7	Cash: Currency on Hand							+	$1,528.98	1&2
8	Total Cash - End Of Month							=	$108,736,059.54	[5]

[1]	This includes cash contributed to the Position Holder Trust by the debtors and is shown on the debtors Quarterly Operating Reports as cash disbursed to the trust.
[2]	Includes petty cash, prepaid debit cards, & funds in paypal account.
[3]	Other Disbursements includes payment of D&O and E&O insurances.
[4]	Maturity Funds Paid Out to Position Holders totaled $124,886,459.85, but some checks have been returned and are subject to being reissued.
[5]	Cash on the books of Life Partners Position Holder Trust at the end of the month.